Exhibit 99.1 Seres Therapeutics June 2023 Corporate Overview

Forward Looking Statements Some of the statements in this presentation constitute “forward looking statements” under the Private Securities Litigation Reform Act of 1995, including, but not limited to the anticipated supply and degree of market acceptance of VOWST; the potential for microbiome therapeutics to protect against infection; the timing of clinical development; our development opportunities and plans; the ultimate safety and efficacy data for our products; access to additional debt tranches; and other statements which are not historical fact. Such statements are subject to important factors, risks and uncertainties, such as those discussed under the caption Risk Factors in the Company’s Quarterly Report on Form 10-Q filed on May 9, 2023, and its other filings with the SEC, that may cause actual results to differ materially from those expressed or implied by such forward looking statements. Any forward-looking statements included herein represent our views as of today only. We may update these statements, but we disclaim any obligation to do so. 2 Seres Therapeutics, Inc. © 2023

TM VOWST - First FDA Approved Orally Administered Commercially Microbiota-Based Therapeutic available TM VOWST is indicated to prevent the recurrence of C. difficile infection (CDI) in individuals 18 years of age or older following antibacterial treatment for recurrent CDI (rCDI). Seres is pioneering a new modality, led by VOWST 3 Seres Therapeutics, Inc. © 2023

Seres Mission: Transforming the Lives of Patients Worldwide with Revolutionary Microbiome Therapeutics Encapsulated consortia of commensal bacteria designed to target multiple disease-relevant pathways simultaneously Bacterial Consortia Orally-formulated, using current Good Disease Engraftment Restructure Change in Change Manufacturing susceptible of drug microbiome microbiome in host Practices (cGMP) baseline microbiome species composition function function Other Bile acids Tryptophan metabolites Short-chain fatty acids 4 Seres Therapeutics, Inc. © 2023

Strategic Priorities | Expanding Microbiome Therapeutic Leadership FDA approved on April 26, 2023; potential to transform management of recurrent • Successfully commercialize C. difficile infection TM VOWST , first-in-class orally administered microbiome Commercially available • therapeutic • Co-commercialization agreement with Nestlé Health Science • Ongoing SER-155 Phase 1b study in allo-HSCT* patients for prevention of bacterial infections and acute GvHD* Maximize opportunities in SER-155 Phase 1b Cohort 1 Day 100 data support continued development • Infection Protection Preclinical portfolio to prevent infection in medically compromised patients, including • cancer neutropenia, cirrhosis and solid organ transplant • Assessment of potential to utilize biomarker-based patient selection in Ulcerative Colitis Continue research to inform underway further development in ulcerative colitis and SER-155 GvHD results may further inform path forward in immune modulation • immune modulation * allo-HSCT: allogeneic hematopoietic stem cell transplant; GvHD: graft versus host disease 5 Seres Therapeutics, Inc. © 2023 SER-155 is an investigational microbiome therapeutic that has not been approved by any regulatory authority, including the U.S. Food and Drug Administration (FDA)

VOWST is the First Approval from Our Pipeline of Oral Microbiome Therapeutics

INFECTION PROTECTION

Program	Indication	Preclinical	Phase 1b	Phase 2b	Phase 3	FDA Approval	Collaborators
VOWST (fecal microbiota spores, live-brpk)	Recurrent *C. difficile*						Nestlé HealthScience [1,2]
SER-155	Bloodstream and antimicrobial-resistant bacterial infections & GvHD in allogeneic hematopoietic stem cell transplant patients			Cohort 2 of Phase 1b proceeding			Memorial Sloan Kettering Cancer Center [3]
Programs targeting antimicrobial-resistant infections in medically compromised groups (e.g., cancer neutropenia, solid organ transplant)							

IMMUNE MODULATION

Program	Indication	Preclinical	Phase 1b	Phase 2b	Phase 3	FDA Approval	Collaborators
SER-287	Ulcerative colitis[4]			Research and assessment ongoing to determine future ulcerative colitis development plans			Nestlé HealthScience [1]
SER-301	Ulcerative colitis[4]						Nestlé HealthScience [1]
Oncology	Modulate host immunity/inflammation to improve response and tolerability of cancer treatments						Memorial Sloan Kettering Cancer Center

1. Collaboration with Nestlé Health Science, announced Jan. 11, 2016, regarding *C. difficile* and IBD programs for markets outside of North America.
2. VOWST co-commercialization agreement for North America with Nestlé Health Science announced July 1, 2021
3. SER-155 preclinical work was supported in part by CARB-X
4. No current clinical trials. Translational research activities are ongoing, informed by learnings from SER-287 Phase 2b and SER-301 Phase 1b study data, to evaluate the potential to utilize biomarker-based patient selection and stratification in future clinical development efforts

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TM VOWST and Recurrent C. difficile Infection 7 Seres Therapeutics, Inc. © 2023

C. difficile Infections Are an Urgent Public Health Threat

Spore-forming, toxin-producing, gram-positive, anaerobic bacteria

Symptoms include colitis and severe, watery diarrhea with **up to 15 bowel movements a day**

Acute onset of severe symptoms leads to **hospitalization** for many patients

High probability of recurrence >20%, usually within 1-2 weeks after completion of antibiotic therapy

40-50%

Risk of recurrence escalates once a patient has an initial recurrence, which can trap patients in a vicious cycle

~156K

Recurrent CDI cases estimated for 2023 (U.S.)

20,000+

CDI deaths per year (U.S.)

CLOSTRIDIOIDES DIFFICILE

THREAT LEVEL

URGENT

CDC

1. US CDC. *Antibiotic Resistance Threats in the United States, 2019.* US Department of Health and Human Services, CDC; 2019. doi:10.15620/cdc:82532
2. Feuerstadt P et al. *J Med Econ.* 2020;23(6):603-609. **3.** Chilton CH et al. *Clin Microbiol Infect.* 2017;24(5):476-482. **4.** Ofosu A. *Ann Gastroenterol.* 2016;29(2):147-154. **5.** Cole SA, Stahl TJ. *Clin Colon Rectal Surg.* 2015;28(2):65-69. doi:10.1055/s-0035-1547333. **6.** Wilcox MH et al. *Open Forum Infect Dis.* 2020;7(5):ofaa114. doi:10.1093/ofid/ofaa114 **7.** Centers for Disease Control and Prevention. Your risk of *C. diff.* Accessed January 28, 2022. https://www.cdc.gov/cdiff/risk.html **8.** Jiang ZD et al. *Aliment Pharmacol Ther.* 2017;45(7):899-908.**9.** McFarland LV et al. *Am J Gastroenterol.* 2002;97(7):1769-1775, https://www.fda.gov/news-events/press-announcements/fda-approves-first-fecal-microbiota-product.

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VOWST Offers an Attractive Product Profile Highlights of Prescribing Information Broad product label covering adults with rCDI, including at Indication VOWST is indicated to prevent the recurrence of ✔ first recurrence statement Clostridioides difficile infection (CDI) in individuals 18 years of age and older following antibiotic treatment for recurrent CDI (rCDI) Approximately 88% recurrence-free ✔ at 8 weeks* Limitations of use VOWST is not indicated for the treatment of CDI Well-tolerated in Phase 3 clinical studies. The most ✔ common adverse reactions were mild to moderate in severity and transient in nature. Oral dosing - 4 capsules once daily for 3 consecutive days ✔ following antibiotic treatment and laxative No refrigeration requirements ✔ Full prescribing information available at vowst.com Note: Sustained clinical response % is calculated as 100% minus % with recurrence 9 * Compared to 60% in the placebo arm Feuerstadt P et al. N Engl J Med. 2022;386(3):220-229.

VOWST is Highly Anticipated by Healthcare Professionals TM HCP Intent to Prescribe VOWST Recurrent C. difficile infection is a highly “ debilitating and life-threatening disease, and 22% antibiotics alone do not address the underlying Definitely will cause of rCDI, dysbiosis of the gut microbiome. ~75% The approval of VOWST provides an important of surveyed HCPs new oral treatment option for this disease, and I definitely or probably am pleased to now be able offer this medicine 52% will prescribe to patients that have experienced a CDI Probably will TM VOWST recurrence. ” Dr. Carl Crawford, M.D. Assistant Professor of Clinical Medicine Division of Gastroenterology, Weill Cornell Medicine 25% Might or might not 1% Definitely or probably will not 10 Seres Therapeutics, Inc. © 2023 Source: GI and ID survey (n=300), 2021

HCP Enthusiasm for VOWST Driven by Desire to Prevent Recurrences and Limitations of Current Options Top 5 rCDI Treatment Goals Top 5 Unmet Needs % Ranked in Top 3 % Ranked in Top 3 Prevention of Preventing subsequent 59% 66% • Prevention of recurrences is recurrences recurrences seen as a top treatment goal for rCDI patients Prevention of Sustained efficacy / 48% 57% morbidity / mortality durability • Despite it being the top goal, physicians perceive standard Restoring 38% 40% More affordable Tx of care as lacking efficacy at patient QoL preventing recurrences Restore gut Symptom • As a result, preventing 35% 34% microbiome relief recurrences is also the biggest unmet need leading to Restoration of gut More rapidly address 25% 29% heightened appetite for a microbiome symptoms product like VOWST 11 Seres Therapeutics, Inc. © 2023 Source: Seres physician survey data (2022)

SERES THERAPEUTICS

Nestlé HealthScience®

Co-commercializing VOWST in the United States with 50/50 profit sharing per July 2021 agreement, extending global strategic collaboration

Combined Field Teams to Cover Highest Potential rCDI Prescribers

Prioritize top volume and early adopting HCPs: 150-person GI sales force

- GI sales force covers 85% of GI practices for current inline Nestle product, ZENPEP
- Average 10 years industry experience & 5 years in GI
- Drove ZENPEP® acceleration over last 3 years

Prioritize ~300 top HCOs: 20-person hospital team

- Includes ID engagement; ~1500 ID specialists see > 2 rCDI patients/year
- Deployed Q1 '23; profiled top institutions

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Engaging with Key Commercial and Medicare Part D Plans to Initiate Broad Coverage Path to coverage for VOWST Payer mix Up to Launch + 12 months Launch + 18 months Payers utilize NTMBs* to limit Medicare coverage 37% Medicare demand begins 54% Commercial Launch + 12 months 6% Medicaid VOWST Medicaid coverage Launch begins 13 Seres Therapeutics, Inc. © 2023 * New To Market Block (NTMB) deny insurance coverage of a new therapy until it can be reviewed and covered by the health plan.

VOWST Delivers Compelling Value Proposition We Are Committed to Broad Patient Access Uniquely addresses #1 unmet need of preventing Addresses costly burden of rCDI: $43,000 cost / 1 recurrence, with robust efficacy, an established patient safety profile, and an orally administered regimen Innovative product; first and only FDA- Commitment to patient access and affordability approved orally administered microbiota-based therapeutic Providing financial and treatment support for eligible patients* *Subject to specific eligibility and financial criteria 14 Seres Therapeutics, Inc. © 2023 Sources: 1. Rodrigues et al Infect Control Hosp Epidemiol. 2017 Feb;38(2):196-202. ; inflation adjusted from $34K in 2016 dollars to 2023 dollars

Laying the Foundations to Ultimately Transform Standard of Care Initial Focus Expanded Focus • Increase HCP awareness and • Drive repeat use among higher- trial of an entirely new modality volume HCPs • Provide positive experience • Increase reach to lower-volume HCPs • Enhance hospital outflow • Optimize payer coverage with a • Engage payers to build coverage focus on commercial plans 15 Seres Therapeutics, Inc. © 2023

Well Positioned to Supply Commercial Demand at Launch and Beyond

10+ years of Seres technology & facility investment for anaerobic bacterial therapeutics

Seres in-house GMP Manufacturing and Quality Control



High-quality CMO support

Recipharm

pci PHARMA SERVICES


VOWST™
commercial
supply

\+

Bacthera collaboration provides redundancy and expands upon existing commercial supply capacity

BACTHERA

Joint venture between Chr. Hansen and Lonza with offices in Switzerland and Denmark

Launch batches manufactured; anticipate Bacthera commercial drug production in 2024 for release in 2025, as the expected number of patients treated expands

SERES THERAPEUTICS™

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Note: Seres and Bacthera collaboration press release issued Nov. 10, 2021

SER-155 and Infection Protection Franchise 17 Seres Therapeutics, Inc. © 2023

Antimicrobial Resistant Infections - Urgent Public Health Threat Major burden to society Many high-risk patient populations Declared “one of the • Allogeneic HSCT recipients at risk for world’s most urgent bloodstream infections threats” • Additional patients with suppressed immune systems (e.g., transplant $20 billion excess recipients, cancer patients) direct healthcare costs • Patients with chronic diseases 35,000 deaths (e.g., cirrhosis) per year in US Limited innovation despite substantial and growing impact 18 Seres Therapeutics, Inc. © 2023

SER-155 Designed to Modulate Targets that Address Leading Causes of Mortality Following Allogeneic HSCT (allo-HSCT)

Investigational 16-strain cultivated bacterial consortium optimized using MbTx platform



- Consortium of **unique, human commensal bacterial strains**
- **Cultivated** and encapsulated for **oral delivery**
- **Strain selection** based on broad pre-clinical screening for defined functions and insights from microbiome clinical data
- Preclinical data show SER-155 leads to multi-log reductions of *Enterococcus* (including VRE) and *Enterobacteriaceae* (including CRE) linked to GvHD in allo-HSCT patients*

Specifically designed to reduce infections and GvHD in allo-HSCT recipients


Organ failure 7-9%
Second Malignancy 1%
Infection 17-21%
Primary disease 46-60%
GVHD 19-23%

Causes of allo-HSCT mortality at 1 year**

- Allo-HSCT recipients are **medically vulnerable**; 50% 3 year mortality

* Seres data shared in Jan 2022 Infection Protection Investor Event; VRE = vancomycin-resistant *Enterococci*; CRE = carbapenem-resistant *Enterobacterales*; VRE and CRE both included in US CDC Antibiotic Resistance Threats
** CIBMTR 2020

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SER-155 May Represent a Novel Solution to Reduce GI Pathogen Abundance and Infection & GvHD in Allogeneic HSCT

- **Oral**, **cultivated consortium**, designed to reduce abundance of pathogens linked to infections and GvHD in allogeneic HSCT recipients*
- SER-155 Phase 1b study Cohort 1
  - **SER-155 well-tolerated** through 100 Days post HSCT
  - SER-155 bacterial strain **engraftment was as expected**
  - **GI pathogen domination was rare and transient** in patients after SER-155 treatment compared to expected rates from prior cohort studies

Enrollment ongoing in SER-155 Phase 1b Cohort 2, a randomized, double-blind, placebo-controlled study

Expect Phase 1b Cohort 2 Topline Results in Mid-2024

*Note: SER-155 is an investigational therapeutic and has not been approved by any regulatory authority, including the US Food & Drug Administration

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ESKAPE Pathogen Domination was Rare and Transient in Cohort 1 ESKAPE pathogen domination* in SER-155 administered subjects observed at rates substantially lower than reference cohort SER-155 Cohort 1 Fig.1 Cumulative Domination Incidence • From HSCT Day 0-30, 11% of patients (1 subject, Fig.1 blue line) • From HSCT day 0-100, 22% of patients (2 subjects, Reference Cohort Incidence 64% not shown) (459 subjects) • All instances of pathogen domination were transient Reference Patient Cohort (MSKCC; Peled et al. 2020) • Day 0 through 30, 64% of patients (Fig.1 black line) Pathogen domination has been shown to be SER-155 Cohort-1 Incidence 11% associated with risk of blood stream infections (9 subjects) (Taur, CID 2012) and GvHD (Jenq Bio BMT 2015; Stein-Thoeringer Science 2019) * i.e., the families: Enterococcaceae, Enterobacteriaceae, Streptococcaceae & Staphylococcaceae HSCT Day 21 Se Seres T res The herap rapeu eutics, tics, Inc. Inc. © © 20 2023 23 Cumulative Incidence

SER-155 Potential Integration into Allogeneic HSCT Treatment Regimen

Unique potential clinical and economic value for allogeneic HSCT patients

Substantial impact for patients: almost 30,000 transplants / year across US and Europe

Favorable safety profile based on Cohort 1 data suggests appropriate for use across HSCT population

Double benefit of reducing infections and GvHD, 2 of 3 leading causes of mortality at 1 year

Avoids costs of post-transplant complications: $181K average additional costs for US patients with complications

Sources: CIBMTR 2020; Passweg et al Bone Marrow Transplantation 57 (2022) 742-752; Perales et al Biol Blood Marrow Transplant 23 (2017) 1788–1794; Broder, et al. "The Cost of Hematopoietic Stem-Cell Transplantation in the United States" Am Health and Drug Benefits 10 (2017) 366–374; https://data.cms.gov/provider-summary-by-type-of-service/medicare-inpatient-hospitals/medicare-inpatient-hospitals-by-geography-and-service/data/2019; Seres physician interviews

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Seres’ Path Forward 23 Seres Therapeutics, Inc. © 2023

Maximizing the Opportunity in Infection Protection Broadly Target Antimicrobial Resistant • Broad preclinical Additional Opportunities Infections portfolio • Driving to an additional clinical development program in 2023 Autologous HSCT • Potentially 2+ Cancer Neutropenia Pre-clinical Portfolio additional programs Solid Organ Transplant within 3 years Cirrhosis SER-155 Active Clinical SER-155: Development BSI & GvHD in allogeneic HSCT recipients • Therapeutic adjacency to VOWST • Phase 1b study ongoing in cohort 2 Now Approved VOWST rCDI 24 Seres Therapeutics, Inc. © 2023

Well Positioned to Commercialize VOWST and Advance Infection Protection Franchise, Including SER-155 $125 million milestone 3/31/2023 cash balance: received following VOWST $106.5 million approval Secured up to $250 million debt facility; $110 million 3/31/2023 pro-forma cash balance: 1 funded at closing and 2 $282 million replaces existing debt facility Company continues to seek to drive operational efficiencies and opportunities to optimize its cost structure 1. $90 million of additional commitments (Tranche B and C) may be borrowed if certain conditions are satisfied, including net sales targets of VOWST, and an additional $50 million is available at Oaktree's discretion (Tranche D). Tranche B ($45 million) may be drawn by the Company until September 30, 2024, if net sales for the trailing 6 consecutive months are at least $35.0 million and at least 4.5% greater in the calendar quarter prior to the Applicable Funding Date (as defined in the Credit Facility) over the calendar quarter immediately preceding it. Tranche C ($45 million) may be drawn until September 30, 2025, if net sales for the trailing 12 consecutive months are at least $120 million and at least 4.5% greater in each of the two calendar quarters prior to the Applicable Funding Date relative, in each case, to the calendar quarter immediately preceding it. See recent SEC filings for additional information. 2. Includes $125 million VOWST approval milestone and net proceeds received at closing from Oaktree. 25 Seres Therapeutics, Inc. © 2023

Continued Microbiome Therapeutic Leadership, Anticipated Compelling Growth and Value Creation 2023 2025 TM • VOWST transforming standard of care for a TM VOWST approved; broad population of rCDI patients commercialization underway in rCDI • SER-155 in late-stage clinical development • 2+ additional Infection Protection candidates Advancing opportunities in in clinical development Infection Protection and • Extend industry-leading microbiome other therapeutic areas therapeutic platform 26 Seres Therapeutics, Inc. © 2023